UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 27, 2023, Triton International Limited (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on (i) the election of 11 directors to serve on the Company’s Board of Directors until the 2024 Annual General Meeting of Shareholders or until their respective successors are elected and qualified, (ii) an advisory vote to approve the compensation of the Company’s Named Executive Officers, (iii) an advisory vote on the frequency of future advisory votes to approve executive compensation, and (iv) the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and the authorization of the Audit Committee to determine the independent auditors' remuneration, all of which are described in the Company’s proxy statement for the Annual Meeting. The voting results at the Annual Meeting were as follows:

Proposal 1: The Company's shareholders elected each of the following directors:

Nominee	Votes For	Votes Against	Abstained	Broker Non-Votes
Brian M. Sondey	35,232,013	1,343,839	59,213	7,443,002
Robert W. Alspaugh	36,174,216	399,023	61,826	7,443,002
Malcolm P. Baker	36,332,513	241,375	61,177	7,443,002
Annabelle Bexiga	36,298,144	279,861	57,060	7,443,002
Claude Germain	36,154,680	417,674	62,711	7,443,002
Kenneth Hanau	36,325,120	247,270	62,675	7,443,002
John S. Hextall	36,129,001	443,706	62,358	7,443,002
Terri A. Pizzuto	36,427,147	141,819	66,099	7,443,002
Niharika Ramdev	36,293,842	278,855	62,368	7,443,002
Robert L. Rosner	34,028,551	2,544,575	61,939	7,443,002
Simon R. Vernon	36,359,541	212,484	63,040	7,443,002

Proposal 2: The Company's shareholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
35,631,798	815,849	187,418	7,443,002

Proposal 3: The Company's shareholders voted, on an advisory basis, on the frequency of future advisory votes to approve executive compensation, and the frequency selected by a plurality of the votes cast was 1 Year:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
31,896,591	218,704	4,403,502	116,268	7,443,002

In accordance with the results of this advisory vote, and consistent with its recommendation, the Company's Board of Directors has determined that it currently intends to hold future advisory votes to approve executive compensation every year until the next required vote on the frequency of future advisory votes on executive compensation.

Proposal 4: The Company's shareholders approved the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 and authorized the Audit Committee to determine the independent auditors' remuneration:

Votes For	Votes Against	Abstained	Broker Non-Votes
43,175,566	797,644	104,857	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: May 1, 2023	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary